SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

	Filed by the Registrant	[X]
	Filed by a Party other than the Registrant	[ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material under Rule 14a-12

Fidelity Select Portfolios
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:
(2) Aggregate number of securities to which transaction applies:
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
(4) Proposed maximum aggregate value of transaction:
(5) Total Fee Paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2) Form, Schedule or Registration Statement No.:
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(4) Date Filed:

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Paper and Forest Products Portfolio

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Fidelity fund mentioned above will be held on May 19, 2009. The purpose of the meeting is to vote on an important proposal to merge Paper and Forest Products Portfolio into Materials Portfolio. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund. This package contains information about the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe this proposal is in the interests of shareholders. They recommend that you vote for the proposal.

The proposed merger would provide Paper and Forest Products Portfolio shareholders with the opportunity to invest in a larger fund with the flexibility to invest across the entire materials sector, of which companies in the paper and forest products industry are a part.

The following Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed proxy statement.

Please be advised that if shareholders do not approve the proposal, FMR and the Board of Trustees will consider liquidation of the fund.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Fidelity at 1-877-544-3198. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d
Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

You are being asked to vote on a merger between Paper and Forest Products Portfolio and Materials Portfolio, another fund of the trust. Specifically, you are being asked to approve an Agreement and Plan of Reorganization (the Agreement) that provides for the transfer of all of the assets of Paper and Forest Products Portfolio to Materials Portfolio in exchange solely for shares of beneficial interest of Materials Portfolio and the assumption by Materials Portfolio of Paper and Forest Products Portfolio's liabilities. Materials Portfolio's shares then will be distributed to shareholders of Paper and Forest Products Portfolio following liquidation of Paper and Forest Products Portfolio.

Has the fund's Board of Trustees approved the merger?

Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

What are the reasons for and advantages of the proposed merger?

Paper and Forest Products Portfolio is a small and narrowly focused fund. The proposed merger of Paper and Forest Products Portfolio into Materials Portfolio would provide Paper and Forest Products Portfolio shareholders with a larger portfolio with more diverse holdings and better historical performance. The surviving fund would invest across the entire materials sector, of which companies in the paper and forest products industry are a part. In addition, if the merger is approved, Paper and Forest Products Portfolio shareholders are expected to benefit from an estimated 26 basis points (0.26% of its average net assets) reduction in total expenses (based on data for the 12 months ended August 31, 2008).

Do the funds being merged have similar investment objectives and policies?

Both funds share the same investment objective. The funds also have similar strategies, but Materials Portfolio normally invests at least 80% of its assets in the securities of companies principally engaged in the manufacture, mining, processing, or distribution of raw materials and intermediate goods. This investment universe includes those companies traditionally defined as paper and forest products companies.

Will Materials Portfolio revise its investment policies if the merger is approved?

Fidelity Management & Research Co. (FMR) has no plans to revise Materials Portfolio's investment policies as a result of the merger. In addition, FMR does not anticipate any changes to the fund's management or to entities that provide the fund with services.

What risks are associated with an investment in Materials?

The materials industries can be significantly affected by the level and volatility of commodity prices, the exchange value of the dollar, import controls, worldwide competition, liability for environmental damage, depletion of resources, and mandated expenditures for safety and pollution control.

Who is the fund manager for Materials Portfolio?

Tobias Welo is currently the portfolio manager of Materials Portfolio and is expected to be responsible for portfolio management of the combined fund immediately after the Reorganization.

Who bears the expenses associated with the merger?

As is typical in the case of a merger proposal, Paper and Forest Products Portfolio shareholders will bear the cost of the Reorganization. However, if Paper and Forest Products Portfolio's expenses continue to exceed the voluntary expense cap as they do today, FMR ultimately will bear the costs associated with the proxy solicitation through reimbursements paid to the fund.

How do the expense structures of the funds compare?

Each fund pays its management fee and other expenses separately. FMR has voluntarily agreed to reimburse each fund to the extent that total operating expenses exceed 1.15% of the funds' average net assets.

If the merger is approved by shareholders, the combined fund will retain Materials Portfolio's expense structure. In addition, FMR has voluntarily agreed to reimburse the combined fund at the current expense cap levels of Materials Portfolio. This expense cap may be discontinued by FMR at any time.

How will you determine the number of shares of Materials Portfolio that I will receive?

As of the close of business of the New York Stock Exchange on the Closing Date of the merger, the number of shares to be issued will be based on the relative net asset values of each fund at the time of the exchange. The anticipated Closing Date is June 19, 2009.

Is the merger considered a taxable event to shareholders for federal income tax purposes?

No. Each fund will receive an opinion of counsel that the merger will not result in any gain or loss for federal income tax purposes to the shareholders of either fund.

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if the proposal is not approved?

To facilitate receiving a sufficient number of votes, we will need to take further action. D.F. King & Co., Inc., a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve your fund's proposal by the time of your Shareholder Meeting (May 19, 2009), the meeting may be adjourned to permit further solicitation of proxy votes.

In the event that the Reorganization is not approved, the Board may consider other options for reorganizing or liquidating the fund.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board consists of 10 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are two "interested" trustees and eight "Independent" trustees. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with FMR. Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Who is D.F. King & Co., Inc.?

D.F. King & Co., Inc. is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached - which is one-third of the shares entitled to vote in person or by proxy at the shareholder meeting. If quorum is not attained, the meeting may adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is March 23, 2009.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting www.proxyweb.com/proxy and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-3198.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

Proxy Materials

PLEASE CAST YOUR VOTE NOW!

Networking and Infrastructure Portfolio

Dear Shareholder:

I am writing to let you know that a special meeting of shareholders of the Fidelity fund mentioned above will be held on May 19, 2009. The purpose of the meeting is to vote on an important proposal to merge Networking and Infrastructure Portfolio into Communications Equipment Portfolio. As a shareholder, you have the opportunity to voice your opinion on the matters that affect your fund. This package contains information about the proposal and the materials to use when casting your vote.

Please read the enclosed materials and cast your vote on the proxy card(s). Please vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

The proposal has been carefully reviewed by the Board of Trustees. The Trustees, most of whom are not affiliated with Fidelity, are responsible for protecting your interests as a shareholder. The Trustees believe this proposal is in the interests of shareholders. They recommend that you vote for the proposal.

The proposed merger would provide Networking and Infrastructure Portfolio shareholders with the opportunity to invest in a larger fund with similar holdings and better historical performance. The following Q&A is provided to assist you in understanding the proposal. The proposal is described in greater detail in the enclosed proxy statement.

Please be advised that if shareholders do not approve the proposal, FMR and the Board of Trustees will consider liquidation of the fund.

Voting is quick and easy. Everything you need is enclosed. To cast your vote, simply complete the proxy card(s) enclosed in this package. Be sure to sign the card(s) before mailing it in the postage-paid envelope. You may also vote your shares by touch-tone telephone or through the Internet. Simply call the toll-free number or visit the web site indicated on your proxy card(s), enter the control number found on the card(s), and follow the recorded or online instructions.

If you have any questions before you vote, please call Fidelity at 1-877-544-3198. We'll be glad to help you get your vote in quickly. Thank you for your participation in this important initiative.

Sincerely,
/s/Edward C. Johnson 3d

Edward C. Johnson 3d
Chairman and Chief Executive Officer

Important information to help you understand and vote on the proposal

Please read the full text of the proxy statement. Below is a brief overview of the proposal to be voted upon. Your vote is important. We appreciate you placing your trust in Fidelity and look forward to helping you achieve your financial goals.

What proposal am I being asked to vote on?

You are being asked to vote on a merger between Networking and Infrastructure Portfolio and Communications Equipment Portfolio, another fund of the trust. Specifically, you are being asked to approve an Agreement and Plan of Reorganization (the Agreement) that provides for the transfer of all of the assets of Networking and Infrastructure Portfolio to Communications Equipment Portfolio in exchange solely for shares of beneficial interest of Communications Equipment Portfolio and the assumption by Communications Equipment Portfolio of Networking and Infrastructure Portfolio's liabilities. Communications Equipment Portfolio's shares then will be distributed to shareholders of Networking and Infrastructure Portfolio following liquidation of Networking and Infrastructure Portfolio.

Has the fund's Board of Trustees approved the merger?

Yes. The Board of Trustees has unanimously approved the proposal and recommends that you vote to approve it.

What are the reasons for and advantages of the proposed merger?

Networking and Infrastructure Portfolio is a small and narrowly focused fund. The proposed merger of Networking and Infrastructure Portfolio into Communications Equipment Portfolio would provide Networking and Infrastructure Portfolio shareholders with a larger portfolio with similar holdings and better historical performance. As a result of recent consolidation within the industry, there is considerable overlap between each fund's investment universe, and thus the surviving fund will maintain considerable exposure to the networking and infrastructure industry. In addition, if the merger is approved, Networking and Infrastructure Portfolio shareholders are expected to benefit from an estimated 7 basis points (0.07% of its average net assets) reduction in total expenses (based on data for the 12 months ended August 31, 2008).

Do the funds being merged have similar investment objectives and policies?

Both funds share the same investment objective. The funds also have similar strategies, but Communications Equipment Portfolio normally invests at least 80% of its assets in the securities of companies principally engaged in the development, manufacture, or sale of communications equipment. This investment universe includes many companies traditionally defined as networking and infrastructure companies.

Will Communications Equipment Portfolio revise its investment policies if the merger is approved?

Fidelity Management & Research Co. (FMR) has no plans to revise Communications Equipment Portfolio's investment policies as a result of the merger. In addition, FMR does not anticipate any changes to the fund's management or to entities that provide the fund with services.

Who is the fund manager for Communications Equipment Portfolio?

Yun-Min (Charlie) Chai is currently the portfolio manager of Communications Equipment Portfolio and is expected to be responsible for portfolio management of the combined fund immediately after the Reorganization.

Who bears the expenses associated with the merger?

As is typical in the case of a merger proposal, Networking and Infrastructure Portfolio shareholders will bear the cost of the Reorganization. Networking and Infrastructure expenses have not exceeded the voluntary expense cap.

How do the expense structures of the funds compare?

Each fund pays its management fee and other expenses separately. FMR has voluntarily agreed to reimburse each fund to the extent that total operating expenses exceed 1.15% of the funds' average net assets.

If the merger is approved by shareholders, the combined fund will retain Communications Equipment Portfolio's expense structure. In addition, FMR has voluntarily agreed to reimburse the combined fund at the current expense cap levels of Communications Equipment Portfolio. This expense cap may be discontinued by FMR at any time.

How will you determine the number of shares of Communications Equipment Portfolio that I will receive?

As of the close of business of the New York Stock Exchange on the Closing Date of the merger, the number of shares to be issued will be based on the relative net asset values of each fund at the time of the exchange. The anticipated Closing Date is June 19, 2009.

Is the merger considered a taxable event to shareholders for federal income tax purposes?

No. Each fund will receive an opinion of counsel that the merger will not result in any gain or loss for federal income tax purposes to the shareholders of either fund.

What if there are not enough votes to reach quorum by the scheduled shareholder meeting date or if the proposal is not approved?

To facilitate receiving a sufficient number of votes, we will need to take further action. D.F. King & Co., Inc., a proxy solicitation firm, or Fidelity, may contact you by mail or telephone. Therefore, we encourage shareholders to vote as soon as they review the enclosed proxy materials to avoid additional mailings or telephone calls.

If there are not sufficient votes to approve your fund's proposal by the time of your Shareholder Meeting (May 19, 2009), the meeting may be adjourned to permit further solicitation of proxy votes.

In the event that the Reorganization is not approved, the Board may consider other options for reorganizing or liquidating the fund.

What role does the Board play?

The Trustees serve as the fund shareholders' representatives. Members of the Board are fiduciaries and have an obligation to serve the best interests of shareholders, including approving policy changes. In addition, the Trustees review fund performance, oversee fund activities, and review contractual arrangements with companies that provide services to the fund.

What is the affiliation of the Board and Fidelity?

The Board consists of 10 individuals. The purpose of the Board is to ensure that the shareholders' best interests are protected in the operation of a mutual fund. There are two "interested" trustees and eight "Independent" trustees. Trustees are determined to be "interested" by virtue of, among other things, their affiliation with the funds, trust, or various other entities under common control with FMR. Interested Trustees are compensated by FMR. Independent Trustees have no affiliation with FMR and are compensated by each individual fund.

Who is D.F. King & Co., Inc.?

D.F. King & Co., Inc. is a third party proxy vendor that Fidelity hires to call shareholders and record proxy votes. In order to hold a shareholder meeting, quorum must be reached - which is one-third of the shares entitled to vote in person or by proxy at the shareholder meeting. If quorum is not attained, the meeting may adjourn to a future date. Fidelity attempts to reach shareholders via multiple mailings to remind them to cast their vote. As the meeting approaches, phone calls may be made to clients who have not yet voted their shares so that the shareholder meeting does not have to be postponed.

Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

How many votes am I entitled to cast?

As a shareholder, you are entitled to one vote for each dollar of net asset value you own of the fund on the record date. The record date is March 23, 2009.

How do I vote my shares?

You can vote your shares by completing and signing the enclosed proxy card(s) and mailing it in the enclosed postage-paid envelope. You may also vote by touch-tone telephone by calling the toll-free number printed on your proxy card(s) and following the recorded instructions. In addition, you may vote through the internet by visiting www.proxyweb.com/proxy and following the on-line instructions. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call Fidelity at 1-800-544-3198.

How do I sign the proxy card?

Individual Accounts: Shareholders should sign exactly as their names appear on the account registration shown on the card.

Joint Accounts: Either owner may sign, but the name of the person signing should conform exactly to a name shown in the registration.

All Other Accounts: The person signing must indicate his or her capacity. For example, a trustee for a trust or other entity should sign, "Ann B. Collins, Trustee."

Fidelity

P.O. BOX 145421
CINCINNATI, OH 45250-5421

Vote this proxy card TODAY!
Your prompt response will save the expense
of additional mailings.

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below in hand.
2) Go to the website **www.proxyvote.com/proxy**
3) Follow the instructions provided on the website.

To Vote by Touch-Tone Telephone

1) Read the Proxy Statement and have the proxy card below in hand.
2) Call **1-877-296-4941**
3) Follow the recorded instructions.

To Vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box(es) on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: FDMOK1 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

Please refer to the Proxy Statement discussion of this matter. IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL. As to any other matter, said attorneys shall vote in accordance with their best judgement.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

		FOR	AGAINST	ABSTAIN
1.	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Paper and Forest Products Portfolio to Materials Portfolio in exchange solely for shares of beneficial interest of Materials Portfolio and the assumption by Materials Portfolio of Paper and Forest Products Portfolio's liabilities, in complete liquidation of Paper and Forest Products Portfolio.	0	0	0

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET.

Signature(s) (Title(s), if applicable) ***(Sign in the Box)***

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

SFF-PXC-0309-KH

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

FDMOK2

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Margaret A. Carey, and Cornelia M. Small, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on the reverse side which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on May 19, 2009 at 8:30 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Fidelity Select Portfolios - 5/2009 - KH

Fidelity INVESTMENTS

P.O. BOX 145421
CINCINNATI, OH 45250-5421

Vote this proxy card TODAY!
Your prompt response will save the expense
of additional mailings.

To Vote by Internet

1) Read the Proxy Statement and have the proxy card below in hand.
2) Go to the website **www.proxyvote.com/proxy**
3) Follow the instructions provided on the website.

To Vote by Touch-Tone Telephone

1) Read the Proxy Statement and have the proxy card below in hand.
2) Call **1-877-296-4941**
3) Follow the recorded instructions.

To Vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box(es) on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: FDMOK3 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

Please refer to the Proxy Statement discussion of this matter. IF THE PROXY IS SIGNED, SUBMITTED, AND NO SPECIFICATION IS MADE, THE PROXY SHALL BE VOTED FOR THE PROPOSAL. As to any other matter, said attorneys shall vote in accordance with their best judgement.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING:

	FOR	AGAINST	ABSTAIN
1. To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Networking and Infrastructure Portfolio to Communications Equipment Portfolio in exchange solely for shares of beneficial interest of Communications Equipment Portfolio and the assumption by Communications Equipment Portfolio of Networking and Infrastructure Portfolio's liabilities, in complete liquidation of Networking and Infrastructure Portfolio.	0	0	0

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Signature(s) (Title(s), if applicable) ***(Sign in the Box)***

NOTE: Please sign exactly as your name appears on this Proxy. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate or partnership proxies should be signed by an authorized person indicating the person's title.

SNI-PXC-0309-KH

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

FDMOK4

PROXY SOLICITED BY THE TRUSTEES

The undersigned, revoking previous proxies, hereby appoint(s) Edward C. Johnson 3d, Margaret A. Carey, and Cornelia M. Small, or any one or more of them, attorneys, with full power of substitution, to vote all shares of the fund as indicated on the reverse side which the undersigned is entitled to vote at the Special Meeting of Shareholders of the fund to be held at an office of the trust at 245 Summer Street, Boston, MA 02210, on May 19, 2009 at 8:45 a.m. Eastern Time and at any adjournments thereof. All powers may be exercised by a majority of said proxy holders or substitutes voting or acting or, if only one votes and acts, then by that one. This Proxy shall be voted on the proposal described in the Proxy Statement as specified on the reverse side. Receipt of the Notice of the Meeting and the accompanying Proxy Statement is hereby acknowledged.

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Fidelity Select Portfolios - 5/2009 - KH

Form of email to be sent to a shareholder that has consented to receive proxy solicitations electronically

You have elected to receive Proxy Materials via the Internet. This email notification contains information relating to Proxy Materials that are available for the Fidelity fund(s) that are maintained in your account and that are identified below. Please read these instructions carefully before proceeding.

NOTICE OF AVAILABILITY OF IMPORTANT PROXY MATERIALS:

Proxy Materials are available for the following shareholders' meeting.

[Insert Trust Name] Special Meeting of Shareholders

Meeting date: [Month]/[Date]/[Year]

[If the original meeting has been adjourned to a new date the email will include: Adjourned Meeting Date: [Month]/[Date]/[Year]

For shareholders as of: [Month]/[Date]/[Year]

You can access these Proxy Materials at the following Web address[es]:

LETTER TO SHAREHOLDERS, NOTICE OF MEETING, and PROXY STATEMENT: http://www.XXXXXXXXXX

[If proxy materials are for a merger proxy the email will also include: PROSPECTUS: http://www.XXXXXXXXXX]

If your email software supports it, you can simply click on the above link[s].  If not, you can type (or copy and paste) the Web address[es] into the address line of your Web browser.

HOW TO VOTE:

Because electronic Proxy Materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touchtone telephone.  Either way, you will need the CONTROL number(s) below.

TRUST NAME: FUND NAME - _________________________

CONTROL NUMBER: XXXXX

(use this number to cast your vote)

[TRUST NAME: FUND NAME - _________________________]

[CONTROL NUMBER: XXXXX]

(use this number to cast your vote)]

To vote through the Internet, visit http://www.proxyvote.com/proxy and follow the on-line instructions.

To vote by touchtone telephone, call 1-877-296-4941 and follow the recorded instructions.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software.  This software is available for download at no cost at http://www.adobe.com.  Downloading time may be slow.

If you are invested in a Fidelity fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-800-544-6666 and press "0" to speak to a Fidelity Representative. Operating hours are Monday through Friday 8:00 am to 12:00 am ET, and Saturday 8:00 am to 6:30 pm ET.

If you are invested in a Fidelity Advisor Fund and have technical questions about viewing, saving, or printing your Proxy Materials, please call 1-877-208-0098. Operating hours are Monday through Friday 8:30 am to 7:00 pm ET.

To request a paper copy of Proxy Materials relating to a Fidelity fund, please contact Fidelity at the toll-free telephone number listed in the electronic Proxy Materials.

To update your enrollment information or cancel your enrollment, please go to: http://www.investordelivery.com/proxy, enter your enrollment number and PIN, and follow the on-line instructions for updating or canceling your enrollment.

National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Buckslip to be sent to a shareholder that has consented to receive proxy solicitations electronically but in attempting to deliver an email failure occurred:

We were unable to notify you electronically of the availability of important Proxy Materials for a Fidelity fund maintained in your account. We attempted to send the notice to your e-mail address, as reflected on our records. That e-mail address appears to be invalid.

To correct your e-mail address, please visit http://www.investordelivery.com/proxy and follow the on-line instructions. To do this, you will need your Enrollment Number and PIN.

If you do not remember your Enrollment Number or PIN, please visit http://www.proxyvote.com/proxy and follow the on-line instructions for enrolling for electronic delivery of Proxy Materials. To do this, you will need your Control Number from the enclosed proxy card.

Because we were unable to send the notice to you electronically, we are sending this notice and the related Proxy Materials (enclosed) to you in paper form. You will continue to receive Proxy Materials in paper form until you provide us with a valid e-mail address by one of the methods described above. You will start receiving electronic Proxy Materials again once you have provided us with a valid e-mail address.

Please read the enclosed Proxy Materials and vote your shares promptly. Your vote is extremely important, no matter how large or small your holdings may be.

Fidelity Investments 2009 Updated IVR Script

1-877-296-4941

Generic Greeting:
"Thank you for calling the Automated Proxy Voting Service."
Shareholder Hears:

"You must be calling from a touch-tone telephone in order to use this system and already have read the proxy statement and made your voting decisions."

"Press 1 if you are calling from a touch-tone telephone and have your proxy card in front of you."

Shareholder presses "1" and hears:
"Lets Begin." ** If shareholder does not press anything, they will hear: "Please call back when you have your proxy card available. Thank you for calling. Goodbye."
Enter Control Number Script - Shareholder hears:
"Please enter the 12-digit control number, which is located in the box indicated by the arrow on your proxy card or notice, followed by the pound sign."
Shareholder Enters Control number...

Valid Control Number: (See voting scripts, below)

Invalid (Input 1 or 2 times): "Control number is invalid."

Invalid Input = 3x. This voice is heard if input invalid control # 3 times: "Sorry, since your entry of the control number was invalid, we are not able to process your transaction at this time. You will be able to access the system again in 24 hours. We have not recorded a vote. Goodbye."

Valid control number, but Shareholder has already voted: "A vote has already been recorded for this control number. If you want to change your vote, press 1, if you do not want to change your vote press 2. (See voting scripts, below).

Valid control number, but Shareholder has just voted a proxy with the same proposals: "The nominees and/or proposals for this control number are the same as your last proxy vote. If you would like to vote this control number in the same manner as the previous control number, press 1. If you would like to vote this control number differently, press 2.

Voting:
"If you would like to vote as the Board recommends press 1, to vote on nominees and proposals individually press 2.
Shareholder presses:	Shareholder hears:
1	"Let me confirm. You have elected to vote as the Board recommends." And goes to the confirm options.
2	Shareholder goes to Nominee and/or Proposal Voting.
Nominee Vote Script: (vote for individual proposals)
"If you wish to vote for all nominees press 1. To withhold all nominees, press 2 To withhold specific nominees, press 3."
Shareholder presses:	Shareholder hears:
1	"Proposal Voting." Goes to Proposal Voting Script.
2	"Proposal Voting." Goes to Proposal Voting Script.
3

"To withhold a nominee, enter the 2 digit number that is in front of the name of the nominee you wish to withhold. If you are finished, enter 00."

After each election, "OK" is heard.

´00' goes to Proposal Vote Script.

(Continued and confirmed for each nominee(s))

See Confirm Options below.

Proposal Vote Script:
Shareholder hears:

"(There are/There is)<#Proposals> (additional) proposal(s) to vote on. After you cast all your votes, you will have a chance to review them." Before each proposal the Shareholder will hear "We are ready to accept your vote for proposal <n>."

The selections are:

For/Against/Abstain

For/Against

For/Abstain

For/Withhold

For/Against/Withhold

For/Against/Abstain Script:

"If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to abstain press 3."

**Based on the shareholder's selection, the prompt will confirm their choice.

For/Against Script:

"If you are voting for this proposal, press 1. If you are voting against this proposal press 2."

**Based on the shareholder's selection, the prompt will confirm their choice.

See Confirm Options below.

For/Abstain Script:
"If you are voting for this proposal, press 1. If you wish to abstain press 2." **Based on the shareholder's selection, the prompt will confirm their choice. See Confirm Options below.
For/Withhold Script:
"If you are voting for this proposal, press 1. If you wish to withhold press 2." **Based on the shareholder's selection, the prompt will confirm their choice. See Confirm Options below.
For/Against/Withhold Script:

"If you are voting for this proposal, press 1. If you are voting against this proposal press 2, If you wish to withhold press 3."

**Based on the shareholder's selection, the prompt will confirm their choice).See Confirm Options below.

Completed Proposal Voting:
"You have completed Proposal Voting" This text will be heard following the final proposal on the ballot.
Confirm Options:
"Let me confirm."
Nominee Confirmation: Proposal Confirmation:

1. You have voted for all nominees

2. You have voted to withhold all nominees

3. You have voted to withhold specific nominees. You have voted to withhold nominee ## (Repeated as necessary)

"You have voted For/Against Proposal ##."

(Repeated as necessary)

Vote Logged	Script:
Vote is sent to mainframe

"If these elections are correct, press 1. To vote again, press 2. To hear your vote again, press 3."

If shareholder presses 1: "One moment, while I log your ballot. A vote has been recorded for control number <Control Number>." Shareholder then goes to Vote Another Script.

If shareholder presses 2: they are directed to the Enter Control Number Script.

Vote Another?:	Script:
Shareholder wants to/does not want to vote on another proposal.

"If this concludes your business press 1, if you would like to vote another proxy press 2."

If shareholder presses 1: "All of your votes have been recorded by the telephone proxy voting service. Do not mail in your proxy card. Keep it as a record of your vote. Thank you for calling. This concludes your transaction. Goodbye."

If shareholder presses 2: See appropriate proxy voting dialog scripts, above.

Error Messages:
Auto Proxy Unavailable Error:	"We are sorry. The Automated Proxy Voting Service system is unavailable at this time. Please try your call again later."
Meeting Date has passed:	"Sorry, the control number you entered is no longer valid.
Control number no longer valid:	"Sorry, the control number you entered is no longer valid.
Invalid Control Number entered 3 times:	"Sorry, since your entry of the Control Number was invalid we are not able to process your transaction at this time. You will be able to access the system again in 24 hours."

ProxyVote : Welcome to online voting system
Page 1 of 1

March 27, 2009

This is a secure internet site that will allow you to:

- Submit your proxy voting instructions on-line or learn how to vote
- View electronic versions of Proxy Materials on-line
- Sign up to receive future Proxy Materials via e-mail
- Request Proxy Materials if you received a Notice of Internet Availability

It is easy to get started

Simply enter your 12 digit Control Number in the box below. This Control Number can be found in several places depending on the type of notification you received.

Proxy Card recipients can find the Control Number in the box next to the arrow.
E-mail Notification recipients can find the Control Number next to the label "Control Number."
Notice of Internet Availability of Proxy Materials recipients can find the Control Number in the box next to the arrow.

CLICK HERE to view the previous year's Proxy Materials for the Fidelity funds

Enter your Control Number

Submit

To enroll for electronic delivery without voting your Proxy, please enter your Control Number and click here.

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03/27/2009

ProxyVote : Shareholder portal page Page 1 of 1

Fidelity funds

Previous Year's Proxy Materials

Proxy Dated	Trust Name	Link
3/23/2009	Fidelity® Select Portfolios®: Networking and Infrastructure Portfolio	Letter to Shareholders, Notice of Meeting, and Proxy Statement Prospectus dated April 29, 2008
3/23/2009	Fidelity® Select Portfolios®: Paper and Forest Products Portfolio	Letter to Shareholders, Notice of Meeting, and Proxy Statement Prospectus dated April 29, 2008

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https://materials.proxyvote.com/Approved/316390/20090318/OTHER_36399/FIDELITY.HTML 03/27/2009

ProxyVote : Welcome to online voting system Page 1 of 1

March 27, 2009

FIDELITY® SELECT PORTFOLIOS®:
PAPER AND FOREST PRODUCTS PORTFOLIO

Control# xxxxxxxxxxxx

Proxy Materials

[Letter to Shareholders, Notice of Meeting, and Proxy Statement]

[Prospectus]

Vote Your Shares

Proxy Voting Form

The Board's Recommendation

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

If you would like to vote your shares as the Board of Trustees recommends select the button immediately below. To vote the proposal separately, mark your selection under "Vote Options" then select the vote button at the bottom of the screen. Please refer to the proxy statement for discussion of this matter.

Vote the proposal as the Board of Trustees recommends

	Proposal	Board Recommends	Vote Options
01	**To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Paper and Forest Products Portfolio to Materials Portfolio in exchange solely for shares of beneficial interest of Materials Portfolio and the assumption by Materials Portfolio of Paper and Forest Products Portfolio's liabilities, in complete liquidation of Paper and Forest Products Portfolio.**	**For**	For Against Abstain

You will have an opportunity to confirm that your selection was properly recorded after you submit your vote.

[Back to top]

Vote the proposal as indicated above | Reset

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© 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

https://www.proxyvote.com/pv/web.do;jsessionid=0000n3IXHMDd3cXiNx6P6RdC-7T:-1 03/27/2009

ProxyVote : Vote Confirmation Page 1 of 1

March 27, 2009

ProxyVote™

FIDELITY• SELECT PORTFOLIOS•:
PAPER AND FOREST PRODUCTS PORTFOLIO

Control# xxxxxxxxxxx

Vote Confirmation

Please review the instructions below and click on the "Final Vote Submission" button at the bottom of the screen to submit your vote.

Proxy Voting Form

You have voted as follows:

	Proposal	Board Recommends	You Voted
01	**To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Paper and Forest Products Portfolio to Materials Portfolio in exchange solely for shares of beneficial interest of Materials Portfolio and the assumption by Materials Portfolio of Paper and Forest Products Portfolio's liabilities, in complete liquidation of Paper and Forest Products Portfolio.**	**For**	For

Please review your selection carefully before voting.
If you vote more than once on the same Proxy only the last (most recent) vote will be considered valid.
If any of the information above is incorrect, return to the Proxy Voting Form by selecting the "Back" button below.

If you would like to receive an e-mail confirmation, enter your e-mail address here:

Final Vote Submission | Back

Click on the "Final Vote Submission" button above to sign and submit your proxy vote and to appoint Edward C. Johnson 3d, Margaret A. Carey, and Cornelia M. Small, or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

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© 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

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ProxyVote : Thank you
Page 1 of 1

FIDELITY® SELECT PORTFOLIOS®:
PAPER AND FOREST PRODUCTS PORTFOLIO

Control# xxxxxxxxxxx

Click here to print vote confirmation :

Proxy Voting Form

You have voted as follows:

	Proposal	Board Recommends	You Voted
01	**To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Paper and Forest Products Portfolio to Materials Portfolio in exchange solely for shares of beneficial interest of Materials Portfolio and the assumption by Materials Portfolio of Paper and Forest Products Portfolio's liabilities, in complete liquidation of Paper and Forest Products Portfolio.**	**For**	For

With your consent, we will stop sending you paper copies of Proxy Materials until you notify us otherwise. Participation is completely your choice.

The benefits of e-mail notification of Proxy Materials include:

- Immediate availability of Proxy Materials
- Fewer bulky postal mailings that fill your mailbox
- Better for the environment
- Automatic postal mail delivery if you change your e-mail address and fail to notify us
- It's free and you can choose to opt-in or opt-out at any time
- Your e-mail address is safe and will never be used without your consent (Read our Privacy Statement)

Register for Electronic Delivery of Proxy Materials

© 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

https://www.proxyvote.com/pvweb.do;jsessionid=0000xCB10lxr CgPt84-4Z7elbi:-1 03/27/2009

ProxyVote : Welcome to online voting system
Page 1 of 1

March 27, 2009

ProxyVote™

FIDELITY® SELECT PORTFOLIOS®:
PAPER AND FOREST PRODUCTS PORTFOLIO

Control# xxxxxxxxxxx

Proxy Materials

Letter to Shareholders, Notice of Meeting, and Proxy Statement

Prospectus

Vote Your Shares

Proxy Voting Form

The Board's Recommendation

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

If you would like to vote your shares as the Board of Trustees recommends select the button immediately below. To vote the proposal separately, mark your selection under "Vote Options" then select the vote button at the bottom of the screen. Please refer to the proxy statement for discussion of this matter.

Vote the proposal as the Board of Trustees recommends

	Proposal	Board Recommends	Vote Options
01	**To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Paper and Forest Products Portfolio to Materials Portfolio in exchange solely for shares of beneficial interest of Materials Portfolio and the assumption by Materials Portfolio of Paper and Forest Products Portfolio's liabilities, in complete liquidation of Paper and Forest Products Portfolio.**	**For**	For Against Abstain

You will have an opportunity to confirm that your selection was properly recorded after you submit your vote.

Back to top

Vote the proposal as indicated above | Reset

Download Adobe® Reader® Privacy Statement Terms and Conditions

© 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

https://www.proxyvote.com/pv/web.do;jsessionid=0000xCB10lxr CgPt84-4Z7eIbi:-1 03/27/2009

ProxyVote : Vote Confirmation Page 1 of 1

March 27, 2009

FIDELITY• SELECT PORTFOLIOS•:
PAPER AND FOREST PRODUCTS PORTFOLIO

Control# xxxxxxxxxxx

Vote Confirmation

Please review the instructions below and click on the "Final Vote Submission" button at the bottom of the screen to submit your vote.

Proxy Voting Form

You have voted as follows:

	Proposal	Board Recommends	You Voted
01	**To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Paper and Forest Products Portfolio to Materials Portfolio in exchange solely for shares of beneficial interest of Materials Portfolio and the assumption by Materials Portfolio of Paper and Forest Products Portfolio's liabilities, in complete liquidation of Paper and Forest Products Portfolio.**	**For**	Against

Please review your selection carefully before voting.
If you vote more than once on the same Proxy only the last (most recent) vote will be considered valid.
If any of the information above is incorrect, return to the Proxy Voting Form by selecting the "Back" button below.

If you would like to receive an e-mail confirmation, enter your e-mail address here:

Final Vote Submission | Back

Click on the "Final Vote Submission" button above to sign and submit your proxy vote and to appoint Edward C. Johnson 3d, Margaret A. Carey, and Cornelia M. Small, or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Download Adobe® Reader® | Privacy Statement | Terms and Conditions

© 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

https://www.proxyvote.com/pv/web.do;jsessionid=0000xCB10lxrCgPt84-4Z7elbi:-1 03/27/2009

ProxyVote : Thank you Page 1 of 1

FIDELITY• SELECT PORTFOLIOS•:
PAPER AND FOREST PRODUCTS PORTFOLIO

Control# xxxxxxxxxxx

Click here to print vote confirmation :

Proxy Voting Form

You have voted as follows:

	Proposal	Board Recommends	You Voted
01	**To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Paper and Forest Products Portfolio to Materials Portfolio in exchange solely for shares of beneficial interest of Materials Portfolio and the assumption by Materials Portfolio of Paper and Forest Products Portfolio's liabilities, in complete liquidation of Paper and Forest Products Portfolio.**	**For**	Against

With your consent, we will stop sending you paper copies of Proxy Materials until you notify us otherwise. Participation is completely your choice.

The benefits of e-mail notification of Proxy Materials include:

- Immediate availability of Proxy Materials
- Fewer bulky postal mailings that fill your mailbox
- Better for the environment
- Automatic postal mail delivery if you change your e-mail address and fail to notify us
- It's free and you can choose to opt-in or opt-out at any time
- Your e-mail address is safe and will never be used without your consent (Read our Privacy Statement)

Register for Electronic Delivery of Proxy Materials

© 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

https://www.proxyvote.com/pvweb.do;jsessionid=0000xCB10lxrCgPt84-4Z7elbi:-1 03/27/2009

ProxyVote : Welcome to online voting system Page 1 of 1

March 27, 2009

ProxyVote™

FIDELITY® SELECT PORTFOLIOS®:
PAPER AND FOREST PRODUCTS PORTFOLIO

Control# xxxxxxxxxxx

Proxy Materials

Letter to Shareholders, Notice of Meeting, and Proxy Statement

Prospectus

Vote Your Shares

Proxy Voting Form

The Board's Recommendation

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

If you would like to vote your shares as the Board of Trustees recommends select the button immediately below. To vote the proposal separately, mark your selection under "Vote Options" then select the vote button at the bottom of the screen. Please refer to the proxy statement for discussion of this matter.

Vote the proposal as the Board of Trustees recommends

	Proposal	Board Recommends	Vote Options
01	**To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Paper and Forest Products Portfolio to Materials Portfolio in exchange solely for shares of beneficial interest of Materials Portfolio and the assumption by Materials Portfolio of Paper and Forest Products Portfolio's liabilities, in complete liquidation of Paper and Forest Products Portfolio.**	**For**	For Against Abstain

You will have an opportunity to confirm that your selection was properly recorded after you submit your vote.

Back to top

Vote the proposal as indicated above Reset

Download Adobe® Reader® Privacy Statement Terms and Conditions

© 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

https://east.proxyvote.com/pv/web.do;jsessionid=0000dsNQrcT17AOB3xdHashC7U:-1 03/27/2009

ProxyVote : Vote Confirmation Page 1 of 1

March 27, 2009

ProxyVote™

FIDELITY® SELECT PORTFOLIOS®:
PAPER AND FOREST PRODUCTS PORTFOLIO

Control# xxxxxxxxxxx

Vote Confirmation

Please review the instructions below and click on the "Final Vote Submission" button at the bottom of the screen to submit your vote.

Proxy Voting Form

You have voted as follows:

	Proposal	Board Recommends	You Voted
01	**To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Paper and Forest Products Portfolio to Materials Portfolio in exchange solely for shares of beneficial interest of Materials Portfolio and the assumption by Materials Portfolio of Paper and Forest Products Portfolio's liabilities, in complete liquidation of Paper and Forest Products Portfolio.**	**For**	Abstain

Please review your selection carefully before voting.
If you vote more than once on the same Proxy only the last (most recent) vote will be considered valid.
If any of the information above is incorrect, return to the Proxy Voting Form by selecting the "Back" button below.

If you would like to receive an e-mail confirmation, enter your e-mail address here:

Final Vote Submission | Back

Click on the "Final Vote Submission" button above to sign and submit your proxy vote and to appoint Edward C. Johnson 3d, Margaret A. Carey, and Cornelia M. Small, or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Download Adobe® Reader® | Privacy Statement | Terms and Conditions

© 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

https://east.proxyvote.com/pv/web.do;jsessionid=0000kxxc1NomjwFUmiOMCcnNzT:-1 03/27/2009

ProxyVote : Thank you Page 1 of 1

FIDELITY• SELECT PORTFOLIOS•:
PAPER AND FOREST PRODUCTS PORTFOLIO

Control# xxxxxxxxxxx

Click here to print vote confirmation :

Proxy Voting Form

You have voted as follows:

	Proposal	Board Recommends	You Voted
01	**To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Paper and Forest Products Portfolio to Materials Portfolio in exchange solely for shares of beneficial interest of Materials Portfolio and the assumption by Materials Portfolio of Paper and Forest Products Portfolio's liabilities, in complete liquidation of Paper and Forest Products Portfolio.**	**For**	Abstain

With your consent, we will stop sending you paper copies of Proxy Materials until you notify us otherwise. Participation is completely your choice.

The benefits of e-mail notification of Proxy Materials include:

Immediate availability of Proxy Materials
Fewer bulky postal mailings that fill your mailbox
Better for the environment
Automatic postal mail delivery if you change your e-mail address and fail to notify us
It's free and you can choose to opt-in or opt-out at any time
Your e-mail address is safe and will never be used without your consent (Read our Privacy Statement)

Register for Electronic Delivery of Proxy Materials

© 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

https://east.proxyvote.com/pv/web.do;jsessionid=0000kxxc1NomjwFUmiOMCcnNzT:-1 03/27/2009

ProxyVote : Welcome to online voting system Page 1 of 1

ProxyVote™

March 27, 2009

FIDELITY® SELECT PORTFOLIOS®:
PAPER AND FOREST PRODUCTS PORTFOLIO

Control# xxxxxxxxxxx

Proxy Materials

[Letter to Shareholders, Notice of Meeting, and Proxy Statement]

[Prospectus]

Vote Your Shares

Proxy Voting Form

The Board's Recommendation

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

If you would like to vote your shares as the Board of Trustees recommends select the button immediately below. To vote the proposal separately, mark your selection under "Vote Options" then select the vote button at the bottom of the screen. Please refer to the proxy statement for discussion of this matter.

[Vote the proposal as the Board of Trustees recommends]

	Proposal	Board Recommends	Vote Options
01	**To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Paper and Forest Products Portfolio to Materials Portfolio in exchange solely for shares of beneficial interest of Materials Portfolio and the assumption by Materials Portfolio of Paper and Forest Products Portfolio's liabilities, in complete liquidation of Paper and Forest Products Portfolio.**	**For**	For Against Abstain

You will have an opportunity to confirm that your selection was properly recorded after you submit your vote.

[Back to top]

[Vote the proposal as indicated above] [Reset]

Download Adobe® Reader® Privacy Statement Terms and Conditions

© 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

https://east.proxyvote.com/pv/web.do;jsessionid=0000kxxc1NomjwFUmiOMCcnNzT:-1 03/27/2009

ProxyVote : Vote Confirmation Page 1 of 1

March 27, 2009

ProxyVote™

FIDELITY® SELECT PORTFOLIOS®:
PAPER AND FOREST PRODUCTS PORTFOLIO

Control# xxxxxxxxxxx

Vote Confirmation

Please review the instructions below and click on the "Final Vote Submission" button at the bottom of the screen to submit your vote.

Proxy Voting Form

Since you did not enter any vote options your vote has been registered as recommended by the Board of Trustees.

	Proposal	Board Recommends	You Voted *No vote entered.Your vote will be cast as recommended by the Board of Trustees unless you select the "Back" button below and revise your vote.
01	**To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Paper and Forest Products Portfolio to Materials Portfolio in exchange solely for shares of beneficial interest of Materials Portfolio and the assumption by Materials Portfolio of Paper and Forest Products Portfolio's liabilities, in complete liquidation of Paper and Forest Products Portfolio.**	**For**	*For

Please review your selection carefully before voting.
If you vote more than once on the same Proxy only the last (most recent) vote will be considered valid.
If any of the information above is incorrect, return to the Proxy Voting Form by selecting the "Back" button below.

If you would like to receive an e-mail confirmation, enter your e-mail address here:

Final Vote Submission | Back

Click on the "Final Vote Submission" button above to sign and submit your proxy vote and to appoint Edward C. Johnson 3d, Margaret A. Carey, and Cornelia M. Small, or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Download Adobe® Reader® | Privacy Statement | Terms and Conditions

© 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

https://east.proxyvote.com/pv/web.do;jsessionid=0000kxxc1NomjwFUmiOMCcnNzT:-1 03/27/2009

ProxyVote : Thank you
Page 1 of 1

FIDELITY® SELECT PORTFOLIOS®:
PAPER AND FOREST PRODUCTS PORTFOLIO

Control# xxxxxxxxxxx

Click here to print vote confirmation :

Proxy Voting Form

Since you did not enter any vote options your vote has been registered as recommended by the Board of Trustees.

	Proposal	Board Recommends	You Voted *No vote entered.Your vote has been cast as recommended by the Board of Trustees.
01	**To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Paper and Forest Products Portfolio to Materials Portfolio in exchange solely for shares of beneficial interest of Materials Portfolio and the assumption by Materials Portfolio of Paper and Forest Products Portfolio's liabilities, in complete liquidation of Paper and Forest Products Portfolio.**	**For**	*For

With your consent, we will stop sending you paper copies of Proxy Materials until you notify us otherwise. Participation is completely your choice.

The benefits of e-mail notification of Proxy Materials include:

- Immediate availability of Proxy Materials
- Fewer bulky postal mailings that fill your mailbox
- Better for the environment
- Automatic postal mail delivery if you change your e-mail address and fail to notify us
- It's free and you can choose to opt-in or opt-out at any time
- Your e-mail address is safe and will never be used without your consent (Read our Privacy Statement)

Register for Electronic Delivery of Proxy Materials

© 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

https://east.proxyvote.com/pv/web.do;jsessionid=0000kxxc1NomjwFUmiOMCcnNzT:-1 03/27/2009

ProxyVote : Vote Confirmation
Page 1 of 1

March 27, 2009

ProxyVote™

FIDELITY® SELECT PORTFOLIOS®:
PAPER AND FOREST PRODUCTS PORTFOLIO

Control# xxxxxxxxxxx

Vote Confirmation

Please review the instructions below and click on the "Final Vote Submission" button at the bottom of the screen to submit your vote.

Proxy Voting Form

You elected to vote as recommended by the Board of Trustees.

	Proposal	Board Recommends	You Voted
01	**To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Paper and Forest Products Portfolio to Materials Portfolio in exchange solely for shares of beneficial interest of Materials Portfolio and the assumption by Materials Portfolio of Paper and Forest Products Portfolio's liabilities, in complete liquidation of Paper and Forest Products Portfolio.**	**For**	For

Please review your selection carefully before voting.
If you vote more than once on the same Proxy only the last (most recent) vote will be considered valid.
If any of the information above is incorrect, return to the Proxy Voting Form by selecting the "Back" button below.

If you would like to receive an e-mail confirmation, enter your e-mail address here:

Final Vote Submission | Back

Click on the "Final Vote Submission" button above to sign and submit your proxy vote and to appoint Edward C. Johnson 3d, Margaret A. Carey, and Cornelia M. Small, or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Download Adobe® Reader® | Privacy Statement | Terms and Conditions

© 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

https://east.proxyvote.com/pv/web.do;jsessionid=0000kxxc1NomjwFUmiOMCcnNzT:-1 03/27/2009

ProxyVote : Thank you Page 1 of 1

FIDELITY• SELECT PORTFOLIOS•:
PAPER AND FOREST PRODUCTS PORTFOLIO

Control# xxxxxxxxxxx

Click here to print vote confirmation :

Proxy Voting Form

You elected to vote as recommended by the Board of Trustees.

	Proposal	Board Recommends	You Voted
01	To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Paper and Forest Products Portfolio to Materials Portfolio in exchange solely for shares of beneficial interest of Materials Portfolio and the assumption by Materials Portfolio of Paper and Forest Products Portfolio's liabilities, in complete liquidation of Paper and Forest Products Portfolio.	For	For

With your consent, we will stop sending you paper copies of Proxy Materials until you notify us otherwise. Participation is completely your choice.

The benefits of e-mail notification of Proxy Materials include:

Immediate availability of Proxy Materials
Fewer bulky postal mailings that fill your mailbox
Better for the environment
Automatic postal mail delivery if you change your e-mail address and fail to notify us
It's free and you can choose to opt-in or opt-out at any time
Your e-mail address is safe and will never be used without your consent (Read our Privacy Statement)

Register for Electronic Delivery of Proxy Materials

© 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

https://east.proxyvote.com/pv/web.do;jsessionid=0000kxxc1NomjwFUmiOMCcnNzT:-1 03/27/2009

ProxyVote : Welcome to online voting system Page 1 of 1

March 27, 2009

ProxyVote™

FIDELITY® SELECT PORTFOLIOS®:
NETWORKING AND INFRASTRUCTURE PORTFOLIO

Control# xxxxxxxxxxxx

Proxy Materials

Letter to Shareholders, Notice of Meeting, and Proxy Statement

Prospectus

Vote Your Shares

Proxy Voting Form

The Board's Recommendation

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

If you would like to vote your shares as the Board of Trustees recommends select the button immediately below. To vote the proposal separately, mark your selection under "Vote Options" then select the vote button at the bottom of the screen. Please refer to the proxy statement for discussion of this matter.

Vote the proposal as the Board of Trustees recommends

	Proposal	Board Recommends	Vote Options
01	**To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Networking and Infrastructure Portfolio to Communications Equipment Portfolio in exchange solely for shares of beneficial interest of Communications Equipment Portfolio and the assumption by Communications Equipment Portfolio of Networking and Infrastructure Portfolio's liabilities, in complete liquidation of Networking and Infrastructure Portfolio.**	For	For Against Abstain

You will have an opportunity to confirm that your selection was properly recorded after you submit your vote.

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Vote the proposal as indicated above | Reset

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ProxyVote : Vote Confirmation
Page 1 of 1

March 27, 2009

ProxyVote™

FIDELITY• SELECT PORTFOLIOS•:
NETWORKING AND INFRASTRUCTURE PORTFOLIO

Control# xxxxxxxxxxxx

Vote Confirmation

Please review the instructions below and click on the "Final Vote Submission" button at the bottom of the screen to submit your vote.

Proxy Voting Form

You have voted as follows:

	Proposal	Board Recommends	You Voted
01	**To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Networking and Infrastructure Portfolio to Communications Equipment Portfolio in exchange solely for shares of beneficial interest of Communications Equipment Portfolio and the assumption by Communications Equipment Portfolio of Networking and Infrastructure Portfolio's liabilities, in complete liquidation of Networking and Infrastructure Portfolio.**	**For**	For

Please review your selection carefully before voting.
If you vote more than once on the same Proxy only the last (most recent) vote will be considered valid.
If any of the information above is incorrect, return to the Proxy Voting Form by selecting the "Back" button below.

If you would like to receive an e-mail confirmation, enter your e-mail address here:

Final Vote Submission | Back

Click on the "Final Vote Submission" button above to sign and submit your proxy vote and to appoint Edward C. Johnson 3d, Margaret A. Carey, and Cornelia M. Small, or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Download Adobe® Reader® | Privacy Statement | Terms and Conditions

© 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

https://www.proxyvote.com/pv/web.do;jsessionid=0000ApVAKaYlmlmxf BPw5w:-1
03/27/2009

ProxyVote : Thank you	Page 1 of 1

FIDELITY® SELECT PORTFOLIOS®:
NETWORKING AND INFRASTRUCTURE PORTFOLIO

Control# xxxxxxxxxxx

Thank You! Your vote has been submitted as detailed

Change Vote | Vote Another Proxy | Exit Internet Proxy Voting

Click here to print vote confirmation :

Proxy Voting Form

You have voted as follows:

	Proposal	Board Recommends	You Voted
01	**To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Networking and Infrastructure Portfolio to Communications Equipment Portfolio in exchange solely for shares of beneficial interest of Communications Equipment Portfolio and the assumption by Communications Equipment Portfolio of Networking and Infrastructure Portfolio's liabilities, in complete liquidation of Networking and Infrastructure Portfolio.**	**For**	For

With your consent, we will stop sending you paper copies of Proxy Materials until you notify us otherwise. Participation is completely your choice.

The benefits of e-mail notification of Proxy Materials include:

- Immediate availability of Proxy Materials
- Fewer bulky postal mailings that fill your mailbox
- Better for the environment
- Automatic postal mail delivery if you change your e-mail address and fail to notify us
- It's free and you can choose to opt-in or opt-out at any time
- Your e-mail address is safe and will never be used without your consent (Read our Privacy Statement)

Register for Electronic Delivery of Proxy Materials

© 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

https://www.proxyvote.com/pvweb.do;jsessionid=0000AqVAKaYlmlmxfBPw5w:-1	03/27/2009

ProxyVote : Welcome to online voting system Page 1 of 1

March 27, 2009

ProxyVote™

FIDELITY® SELECT PORTFOLIOS®:
NETWORKING AND INFRASTRUCTURE PORTFOLIO

Control# xxxxxxxxxxx

Proxy Materials

Letter to Shareholders, Notice of Meeting, and Proxy Statement

Prospectus

Vote Your Shares

Proxy Voting Form

The Board's Recommendation

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE FOLLOWING PROPOSAL.

If you would like to vote your shares as the Board of Trustees recommends select the button immediately below. To vote the proposal separately, mark your selection under "Vote Options" then select the vote button at the bottom of the screen. Please refer to the proxy statement for discussion of this matter.

Vote the proposal as the Board of Trustees recommends

	Proposal	Board Recommends	Vote Options
01	**To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Networking and Infrastructure Portfolio to Communications Equipment Portfolio in exchange solely for shares of beneficial interest of Communications Equipment Portfolio and the assumption by Communications Equipment Portfolio of Networking and Infrastructure Portfolio's liabilities, in complete liquidation of Networking and Infrastructure Portfolio.**	**For**	For Against Abstain

You will have an opportunity to confirm that your selection was properly recorded after you submit your vote.

Back to top

Vote the proposal as indicated above | Reset

Download Adobe® Reader® | Privacy Statement | Terms and Conditions

© 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

https://east.proxyvote.com/pv/web.do;jsessionid=00006yg1W0gVbaU5FNL1fmm7J3:-1 03/27/2009

ProxyVote : Vote Confirmation Page 1 of 1

ProxyVote™

March 27, 2009

FIDELITY• SELECT PORTFOLIOS•:
NETWORKING AND INFRASTRUCTURE PORTFOLIO

Control# xxxxxxxxxxx

Vote Confirmation

Please review the instructions below and click on the "Final Vote Submission" button at the bottom of the screen to submit your vote.

Proxy Voting Form

You have voted as follows:

	Proposal	Board Recommends	You Voted
01	**To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Networking and Infrastructure Portfolio to Communications Equipment Portfolio in exchange solely for shares of beneficial interest of Communications Equipment Portfolio and the assumption by Communications Equipment Portfolio of Networking and Infrastructure Portfolio's liabilities, in complete liquidation of Networking and Infrastructure Portfolio.**	For	Against

Please review your selection carefully before voting.
If you vote more than once on the same Proxy only the last (most recent) vote will be considered valid.
If any of the information above is incorrect, return to the Proxy Voting Form by selecting the "Back" button below.

If you would like to receive an e-mail confirmation, enter your e-mail address here:

Final Vote Submission | Back

Click on the "Final Vote Submission" button above to sign and submit your proxy vote and to appoint Edward C. Johnson 3d, Margaret A. Carey, and Cornelia M. Small, or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Download Adobe® Reader® | Privacy Statement | Terms and Conditions

© 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

https://east.proxyvote.com/pv/web.do;sessionid=00006 yg1W0gVbaU5FNL1fm m7J3:-1 03/27/2009

ProxyVote : Thank you Page 1 of 1

FIDELITY• SELECT PORTFOLIOS•:
NETWORKING AND INFRASTRUCTURE PORTFOLIO

Control# xxxxxxxxxxx

Thank You! Your vote has been submitted as detailed

Change Vote | Vote Another Proxy | Exit Internet Proxy Voting

Click here to print vote confirmation :

Proxy Voting Form

You have voted as follows:

	Proposal	Board Recommends	You Voted
01	**To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Networking and Infrastructure Portfolio to Communications Equipment Portfolio in exchange solely for shares of beneficial interest of Communications Equipment Portfolio and the assumption by Communications Equipment Portfolio of Networking and Infrastructure Portfolio's liabilities, in complete liquidation of Networking and Infrastructure Portfolio.**	**For**	Against

With your consent, we will stop sending you paper copies of Proxy Materials until you notify us otherwise. Participation is completely your choice.

The benefits of e-mail notification of Proxy Materials include:

- Immediate availability of Proxy Materials
- Fewer bulky postal mailings that fill your mailbox
- Better for the environment
- Automatic postal mail delivery if you change your e-mail address and fail to notify us
- It's free and you can choose to opt-in or opt-out at any time
- Your e-mail address is safe and will never be used without your consent (Read our Privacy Statement)

Register for Electronic Delivery of Proxy Materials

© 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

https://east.proxyvote.com/pv/web.do;jsessionid=00006 yg1W0gVbaU5FNL1fm m7J3:-1 03/27/2009

ProxyVote : Vote Confirmation Page 1 of 1

March 27, 2009

ProxyVote™

FIDELITY• SELECT PORTFOLIOS•:
NETWORKING AND INFRASTRUCTURE PORTFOLIO

Control# xxxxxxxxxxxx

Vote Confirmation

Please review the instructions below and click on the "Final Vote Submission" button at the bottom of the screen to submit your vote.

Proxy Voting Form

You have voted as follows:

	Proposal	Board Recommends	You Voted
01	**To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Networking and Infrastructure Portfolio to Communications Equipment Portfolio in exchange solely for shares of beneficial interest of Communications Equipment Portfolio and the assumption by Communications Equipment Portfolio of Networking and Infrastructure Portfolio's liabilities, in complete liquidation of Networking and Infrastructure Portfolio.**	**For**	Abstain

Please review your selection carefully before voting.
If you vote more than once on the same Proxy only the last (most recent) vote will be considered valid.
If any of the information above is incorrect, return to the Proxy Voting Form by selecting the "Back" button below.

If you would like to receive an e-mail confirmation, enter your e-mail address here:

Final Vote Submission | Back

Click on the "Final Vote Submission" button above to sign and submit your proxy vote and to appoint Edward C. Johnson 3d, Margaret A. Carey, and Cornelia M. Small, or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Download Adobe® Reader® | Privacy Statement | Terms and Conditions

© 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

https://east.proxyvote.com/pv/web.do;sessionid=00006 yg1W0gVbaU5FNL1fm m7J3:-1 03/27/2009

ProxyVote : Thank you
Page 1 of 1

FIDELITY® SELECT PORTFOLIOS®:
NETWORKING AND INFRASTRUCTURE PORTFOLIO

Control# xxxxxxxxxxx

Thank You! Your vote has been submitted as detailed

Change Vote | Vote Another Proxy | Exit Internet Proxy Voting

Click here to print vote confirmation :

Proxy Voting Form

You have voted as follows:

	Proposal	Board Recommends	You Voted
01	**To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Networking and Infrastructure Portfolio to Communications Equipment Portfolio in exchange solely for shares of beneficial interest of Communications Equipment Portfolio and the assumption by Communications Equipment Portfolio of Networking and Infrastructure Portfolio's liabilities, in complete liquidation of Networking and Infrastructure Portfolio.**	**For**	Abstain

With your consent, we will stop sending you paper copies of Proxy Materials until you notify us otherwise. Participation is completely your choice.

The benefits of e-mail notification of Proxy Materials include:

- Immediate availability of Proxy Materials
- Fewer bulky postal mailings that fill your mailbox
- Better for the environment
- Automatic postal mail delivery if you change your e-mail address and fail to notify us
- It's free and you can choose to opt-in or opt-out at any time
- Your e-mail address is safe and will never be used without your consent (Read our Privacy Statement)

Register for Electronic Delivery of Proxy Materials

© 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

https://east.proxyvote.com/pv/web.do;jsessionid=00006 yg1W0gVbaU5FNL1fmJn7J3:-1 03/27/2009

ProxyVote : Vote Confirmation Page 1 of 1

March 27, 2009

FIDELITY• SELECT PORTFOLIOS•:
NETWORKING AND INFRASTRUCTURE PORTFOLIO

Control# xxxxxxxxxxx

Vote Confirmation

Please review the instructions below and click on the "Final Vote Submission" button at the bottom of the screen to submit your vote.

Proxy Voting Form

Since you did not enter any vote options your vote has been registered as recommended by the Board of Trustees.

	Proposal	Board Recommends	You Voted *No vote entered. Your vote will be cast as recommended by the Board of Trustees unless you select the "Back" button below and revise your vote.
01	**To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Networking and Infrastructure Portfolio to Communications Equipment Portfolio in exchange solely for shares of beneficial interest of Communications Equipment Portfolio and the assumption by Communications Equipment Portfolio of Networking and Infrastructure Portfolio's liabilities, in complete liquidation of Networking and Infrastructure Portfolio.**	**For**	*For

Please review your selection carefully before voting.
If you vote more than once on the same Proxy only the last (most recent) vote will be considered valid.
If any of the information above is incorrect, return to the Proxy Voting Form by selecting the "Back" button below.

If you would like to receive an e-mail confirmation, enter your e-mail address here:

Final Vote Submission | Back

Click on the "Final Vote Submission" button above to sign and submit your proxy vote and to appoint Edward C. Johnson 3d, Margaret A. Carey, and Cornelia M. Small, or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Download Adobe® Reader® | Privacy Statement | Terms and Conditions

© 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

https://east.proxyvote.com/pv/web.do;jsessionid=00006yg1W0gVbaU5FNL1fmm7J3:-1 03/27/2009

ProxyVote : Thank you   Page 1 of 1

FIDELITY® SELECT PORTFOLIOS®:
NETWORKING AND INFRASTRUCTURE PORTFOLIO

Control# xxxxxxxxxxx

Thank You! Your vote has been submitted as detailed

Change Vote | Vote Another Proxy | Exit Internet Proxy Voting

Click here to print vote confirmation :

Proxy Voting Form

Since you did not enter any vote options your vote has been registered as recommended by the Board of Trustees.

	Proposal	Board Recommends	You Voted *No vote entered.Your vote has been cast as recommended by the Board of Trustees.
01	**To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Networking and Infrastructure Portfolio to Communications Equipment Portfolio in exchange solely for shares of beneficial interest of Communications Equipment Portfolio and the assumption by Communications Equipment Portfolio of Networking and Infrastructure Portfolio's liabilities, in complete liquidation of Networking and Infrastructure Portfolio.**	**For**	*For

With your consent, we will stop sending you paper copies of Proxy Materials until you notify us otherwise. Participation is completely your choice.

The benefits of e-mail notification of Proxy Materials include:

- Immediate availability of Proxy Materials
- Fewer bulky postal mailings that fill your mailbox
- Better for the environment
- Automatic postal mail delivery if you change your e-mail address and fail to notify us
- It's free and you can choose to opt-in or opt-out at any time
- Your e-mail address is safe and will never be used without your consent (Read our Privacy Statement)

Register for Electronic Delivery of Proxy Materials

© 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

https://east.proxyvote.com/pv/web.do;jsessionid=00006 yg1W0gVbaU5FNL1fmm7J3:-1   03/27/2009

ProxyVote : Vote Confirmation
Page 1 of 1

March 27, 2009

ProxyVote™

FIDELITY® SELECT PORTFOLIOS®:
NETWORKING AND INFRASTRUCTURE PORTFOLIO

Control# xxxxxxxxxxxx

Vote Confirmation

Please review the instructions below and click on the "Final Vote Submission" button at the bottom of the screen to submit your vote.

Proxy Voting Form

You elected to vote as recommended by the Board of Trustees.

	Proposal	Board Recommends	You Voted
01	**To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Networking and Infrastructure Portfolio to Communications Equipment Portfolio in exchange solely for shares of beneficial interest of Communications Equipment Portfolio and the assumption by Communications Equipment Portfolio of Networking and Infrastructure Portfolio's liabilities, in complete liquidation of Networking and Infrastructure Portfolio.**	**For**	For

Please review your selection carefully before voting.
If you vote more than once on the same Proxy only the last (most recent) vote will be considered valid.
If any of the information above is incorrect, return to the Proxy Voting Form by selecting the "Back" button below.

If you would like to receive an e-mail confirmation, enter your e-mail address here:

Final Vote Submission | Back

Click on the "Final Vote Submission" button above to sign and submit your proxy vote and to appoint Edward C. Johnson 3d, Margaret A. Carey, and Cornelia M. Small, or any one or more of them, attorneys, with full power of substitution to vote all Fund shares that you are entitled to vote.

Download Adobe® Reader® | Privacy Statement | Terms and Conditions

© 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

https://east.proxyvote.com/pv/web.do;sessionid=00006 yg1W0gVbaU5FNL1fm m7J3:-1 03/27/2009

ProxyVote : Thank you
Page 1 of 1

FIDELITY® SELECT PORTFOLIOS®:
NETWORKING AND INFRASTRUCTURE PORTFOLIO

Control# xxxxxxxxxxxx

Thank You! Your vote has been submitted as detailed

Change Vote | Vote Another Proxy | Exit Internet Proxy Voting

Click here to print vote confirmation :

Proxy Voting Form

You elected to vote as recommended by the Board of Trustees.

	Proposal	Board Recommends	You Voted
01	**To approve an Agreement and Plan of Reorganization providing for the transfer of all of the assets of Networking and Infrastructure Portfolio to Communications Equipment Portfolio in exchange solely for shares of beneficial interest of Communications Equipment Portfolio and the assumption by Communications Equipment Portfolio of Networking and Infrastructure Portfolio's liabilities, in complete liquidation of Networking and Infrastructure Portfolio.**	**For**	For

With your consent, we will stop sending you paper copies of Proxy Materials until you notify us otherwise. Participation is completely your choice.

The benefits of e-mail notification of Proxy Materials include:

- Immediate availability of Proxy Materials
- Fewer bulky postal mailings that fill your mailbox
- Better for the environment
- Automatic postal mail delivery if you change your e-mail address and fail to notify us
- It's free and you can choose to opt-in or opt-out at any time
- Your e-mail address is safe and will never be used without your consent (Read our Privacy Statement)

Register for Electronic Delivery of Proxy Materials

© 2008 Broadridge Financial Solutions, Inc. Broadridge and the Broadridge logo are trademarks of Broadridge Financial Solutions, Inc.

https://east.proxyvote.com/pv/web.do;jsessionid=00006 yg1W0gVbaU5FNL1fm m7J3:-1
03/27/2009

[ If shareholder requests email confirmation, a confirmation in the following form will be sent to the designated email address ]

Form Of

Email Confirmation

Text - (left justified)

Your vote for Control Number [control number] has been submitted to Fidelity Investments for
[trust name: fund name], as follows:
---------------------------------------------------------------------------------

Proposal 1. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 2. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 3. [proposal title].......... [FOR all nominees] [WITHHOLD AUTHORITY to vote for all nominees][FOR all nominees (Except as indicated)]

Proposal 4. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 5. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Proposal 6. [proposal title].......... [FOR] [AGAINST][ABSTAIN]

Thank you for voting.